Exhibit 10.28

FIRST AMENDMENT TO THE
TRANSFER AND CONTRIBUTION AGREEMENT

This FIRST AMENDMENT TO THE TRANSFER AND CONTRIBUTION AGREEMENT (this “Amendment”), dated as of December 16, 2016, is entered into by and among the VARIOUS ENTITIES LISTED ON THE SIGNATURE PAGES HERETO AS AN ORIGINATOR (the “Originators,” and each an “Originator”), FIRST DATA CORPORATION, as initial Servicer (“First Data”), and FIRST DATA RECEIVABLES, LLC, a Delaware limited liability company (the “Company”).
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Transfer and Contribution Agreement described below.
BACKGROUND
A.    The parties hereto have entered into a Transfer and Contribution Agreement, dated as of December 31, 2015 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Transfer and Contribution Agreement”).
B.    TASQ Technology, Inc., a California corporation (“TASQ”) is changing its name (such change, the “Subject Name Change”) to First Data Hardware Services Inc., a California corporation (“First Data Hardware”) effective as of a date after the date hereof (such date, the “Name Change Effective Date”).
C.    The parties hereto desire to amend the Transfer and Contribution Agreement as set forth herein.
NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:
SECTION 1.Notice; Consent.
(a)Notice. First Data hereby provides notice of TASQ’s intent to perform the Subject Name Change on the Name Change Effective Date and requests that each of the parties hereto acknowledge and consent on the date hereof to the occurrence of the Subject Name Change on the Name Change Effective Date.
(b)Consent. Subject to terms and conditions set forth in this Amendment, each of the parties hereto hereby: (i) acknowledges such notice set forth in clause (a) above, (ii) consents to the occurrence of the Subject Name Change on the Name Change Effective Date and (iii) waives any notice requirement with respect to the Subject Name Change set forth in the Transfer and Contribution Agreement or any other Transaction Document, including the 30 day notice requirement set forth in Section 6.1(j) of the Transfer and Contribution Agreement.
(c)Authorization to File Financing Statement.     In connection with the Subject Name Change, each of the parties hereto hereby consents to the filing, by or on behalf of the Administrative Agent and at First Data Hardware’s sole expense, on or after the Name Change Effective Date of the UCC-3 financing statement amendment in substantially the form attached hereto as Exhibit A.
SECTION 2.Amendments to the Transfer and Contribution Agreement. The Transfer and Contribution Agreement is hereby amended as of the Name Change Effective Date as follows:
(a)Schedule I to the Transfer and Contribution Agreement is hereby replaced in its entirety with Schedule I attached hereto.
(b)Schedule II to the Transfer and Contribution Agreement is hereby replaced in its entirety with Schedule II attached hereto.
(c)Schedule III to the Transfer and Contribution Agreement is hereby replaced in its entirety with Schedule III attached hereto.
SECTION 3.Representations and Warranties of the Originators and Servicer. The Originators and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:
(a)Representations and Warranties. The representations and warranties made by it in the Transfer and Contribution Agreement and the Receivables Financing Agreement are true and correct as of the date hereof.
(b)Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Transfer and Contribution Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Transfer and Contribution Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
(c)No Event of Default. No Contribution Termination Event, Unmatured Contribution Termination Event, Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
SECTION 4.Effect of Amendment; Ratification. All provisions of the Transfer and Contribution Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Transfer and Contribution Agreement (or in any other Transaction Document) to “this Transfer and Contribution Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Transfer and Contribution Agreement shall be deemed to be references to the Transfer and Contribution Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Transfer and Contribution Agreement other than as set forth herein. The Transfer and Contribution Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
SECTION 5.Effectiveness. This Amendment shall become effective as of the date hereof (or with respect to Section 2 hereof, the Name Change Effective Date) upon the Administrative Agent’s receipt of counterparts to this Amendment executed by each of the parties hereto.
SECTION 6.Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 7.Transaction Document. This Amendment shall be a Transaction Document for purposes of the Transfer and Contribution Agreement.
SECTION 8.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 9.GOVERNING LAW AND JURISDICTION.
(a)THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
(b)EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
SECTION 10.Further Assurances. Each of First Data and First Data Hardware hereby agrees to do, at First Data Hardware’s expense, all such things and execute all such documents and instruments and authorize and file all such financing statements and financing statement amendments, in each case, as the Administrative Agent or the Company may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith and therewith.
SECTION 11.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Transfer and Contribution Agreement or any provision hereof or thereof.
SECTION 12.Certain Covenants Regarding Post-Closing Conditions.
(a)Organic Documents. On or within thirty (30) days following the date hereof, the Servicer shall deliver (or cause to be delivered) to the Administrative Agent the amended articles of incorporation or other organizational document reflecting the name change of First Data Hardware (including all amendments and modifications thereto) duly certified by the Secretary of State (or similar official) of the State of California.
(b)Good Standing. On or within thirty (30) days following the date hereof, the Servicer shall deliver (or cause to be delivered) to the Administrative Agent a good standing certificate for First Data Hardware issued by the Secretary of State (or similar official) of the State of California.

(c)Lien Search. Servicer shall pay all reasonable costs associated with the Administrative Agent obtaining a written search report, dated a recent date listing all effective financing statements that name First Data Hardware as debtor or seller and that are filed in all jurisdictions in which filings may be made against such Person pursuant to the applicable UCC, together with copies of such financing statements (none of which, except for those being filed in connection with the Transfer and Contribution Agreement (and/or released or terminated, as the case may be, prior to the date hereof), shall cover any Receivable or any Related Rights which are to be contributed to the Company under the Transfer and Contribution Agreement).
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

FIRST DATA RECEIVABLES, LLC,
as Company

By: /s/ Gretchen A. Herron
Name: Gretchen A. Herron
Title: Assistant Secretary

FIRST DATA CORPORATION,
as Servicer

By: /s/ Gretchen A. Herron
Name: Gretchen A. Herron
Title: Assistant Secretary

FIRST DATA RESOURCES, LLC,
as an Originator

By: /s/ Gretchen A. Herron
Name: Gretchen A. Herron
Title: Vice President & Assistant Secretary

REMITCO LLC,
as an Originator

By: /s/ Gretchen A. Herron
Name: Gretchen A. Herron
Title: Vice President & Assistant Secretary

TELECHECK SERVICES, INC.,
as an Originator

By:/s/ Stanley J. Andersen
Name: Stanley J. Andersen
Title: Assistant Secretary

STAR NETWORKS, INC.,
as an Originator

By: /s/ Gretchen A. Herron
Name: Gretchen A. Herron
Title: Vice President & Assistant Secretary

STAR PROCESSING, INC.,
as an Originator

By: /s/ Gretchen A. Herron
Name: Gretchen A. Herron
Title: Vice President & Assistant Secretary

INSTANT CASH SERVICES, LLC,
as an Originator

By: /s/ Gretchen A. Herron
Name: Gretchen A. Herron
Title: Vice President & Assistant Secretary

TASQ TECHNOLOGY, INC.,
as an Originator

By: /s/ Gretchen A. Herron
Name: Gretchen A. Herron
Title: Vice President & Assistant Secretary

FIRST DATA GOVERNMENT SOLUTIONS, INC., as an Originator

By: /s/ Gretchen A. Herron
Name: Gretchen A. Herron
Title: Vice President & Assistant Secretary

FIRST DATA GOVERNMENT SOLUTIONS, LP,
as an Originator

By: /s/ Gretchen A. Herron
Name: Gretchen A. Herron
Title: Vice President & Assistant Secretary

ACKNOWLEDGED AND AGREED TO BY:

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Group Agent for the PNC Group

By: /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

Schedule I

LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location
First Data Resources, LLC	Delaware
REMITCO LLC	Delaware
TeleCheck Services, Inc.	Delaware
Star Networks, Inc.	Delaware
Star Processing, Inc.	Delaware
Instant Cash Services, LLC	Delaware
First Data Hardware Services Inc.	California
First Data Government Solutions, Inc.	Delaware
First Data Government Solutions, LP	Delaware

Schedule II

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
First Data Resources, LLC	6902 Pine Street, Omaha, NE 68106
REMITCO LLC	6902 Pine Street, Omaha, NE 68106
TeleCheck Services, Inc.	1307 Walt Whitman Road, Melville, NY 11747
Star Networks, Inc.	6902 Pine Street, Omaha, NE 68106
Star Processing, Inc.	6902 Pine Street, Omaha, NE 68106
Instant Cash Services, LLC	6902 Pine Street, Omaha, NE 68106
First Data Hardware Services Inc.	3975 NW 120th Avenue, Corral Springs, FL 33065
First Data Government Solutions, Inc.	1307 Walt Whitman Road, Melville, NY 11747
First Data Government Solutions, LP	1307 Walt Whitman Road, Melville, NY 11747

Schedule III

TRADE NAMES

Corporate Names:

First Data Resources, LLC
REMITCO LLC
TeleCheck Services, Inc.
Star Networks, Inc.
Star Processing, Inc.
Instant Cash Services, LLC
TASQ Technology, Inc.
First Data Hardware Services Inc. First Data Government Solutions, Inc.
First Data Government Solutions, LP

DBAs:

First Data Government Solutions, Inc.

Jurisdiction	DBA Name	Start Date
Florida	GovConnect, Inc.	9/29/2004

First Data Government Solutions, LP

Jurisdiction	DBA Name	Start Date
Colorado	Telepath	8/21/2003
Connecticut	FDGS Limited Partnership	3/7/2007
Kentucky	FDGS, LP	1/28/2008
Maryland	First Data Government Solutions, Limited Partnership	8/9/2004
Michigan	First Data Government Solutions, Limited Partnership	8/13/2004
New Jersey	FD Government Solutions LP	3/28/2006
Virginia	First Data Government Solutions of Virginia, LP	11/24/2004

REMITCO LLC

Jurisdiction	DBA Name	Start Date
California	First Data Remitco	6/1/2008

Star Networks, Inc.

Jurisdiction	DBA Name	Start Date
California	Star EFT, Inc.	9/20/2004
Florida	Star Networks Systems, Inc.	10/2/1998

TeleCheck Services, Inc.

Jurisdiction	DBA Name	Start Date
Vermont	Check Payment Services	4/12/2000